UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 2, 2015 (October 27, 2015)

LABSTYLE INNOVATIONS CORP.

(Exact name of registrant as specified in its charter)

Delaware	333-186054	45-2973162
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9 Halamish Street

Caesarea Industrial Park

3088900, Israel

(Address of Principal Executive Offices)

972-4-770-4055

(Issuer’s telephone number)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Commencing on October 27, 2015, LabStyle Innovations Corp. (the “Company”) entered into warrant replacement agreements (the “Replacement Agreements”) with certain investors (the “Buyers”) in the Company’s private placement transaction which closed in September 2014 (the “Private Placement”). The purpose of the Replacement Agreements was to induce the replacement of warrants issued in the Private Placement to purchase up to 4,099,397 shares of the Company’s common stock at an exercise price of $0.4755 per share exercisable until September 23, 2018 (the “Warrants”). The Warrants contain a net settlement cash feature and liquidated damages penalties and therefore are accounted for as a liability in the Company’s financial statements which liability will end as a result of the replacement of the Warrants. In connection with the Replacement Agreements, the Company issued to the Buyers warrants (the “Replacement Warrants”) to purchase up to 4,509,336 shares of common stock at an exercise price of $0.4755 per share, which Replacement Warrants are exercisable until September 23, 2018 and contain a standard anti-dilution clause.

The securities issued pursuant to the foregoing are exempt from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Securities Act and/or pursuant to Regulation S of the Securities Act.

The form of Replacement Agreement and Replacement Warrants entered into with the Buyers are filed as Exhibit 10.1 and Exhibit 4.1, respectively, to this Current Report on Form 8-K and are incorporated by reference herein. The foregoing is only a brief description of the material terms of the Replacement Agreements and Replacement Warrants and does not purport to be a complete description of the rights and obligations of the parties thereunder and is qualified in its entirety by reference to such exhibits.

Item 1.02	Termination of a Material Definitive Agreement.

The response to this item with respect to the termination of the Warrants is included in Item 1.01, Entry into a Material Definitive Agreement, and is incorporated herein in its entirety.

Item 3.02	Unregistered Sales of Equity Securities.

The response to this item with respect to the Replacement Warrants is included in Item 1.01, Entry into a Material Definitive Agreement, and is incorporated herein in its entirety.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

4.1	Form of Warrant
10.1	Form of Warrant Replacement Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 2, 2015	LABSTYLE INNOVATIONS CORP.

	By:	/s/ Zvi Ben David
Name: Zvi Ben David Title: Chief Financial Officer, Treasurer and Secretary